                                                                  Exhibit  10.26


                              ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                    Under 17 C.F.R. Section 200.80(b)(4),
                                                            200.83 and 240.24b-2


                                                                     CSUP15f.doc
                                                             November, 3rd, 1998


                               SUPPLY - AGREEMENT


This Agreement is made on November 3, 1998 (the "Effective Date"), by and between

COULTER PHARMACEUTICAL INC.,
whose registered office is at 550 California Avenue, Palo Alto, California 94306-1440, U.S.A.

                                          (hereinafter referred to as "COULTER")

and

BOEHRINGER INGELHEIM PHARMA KG
whose registered office is at Birkendorferstrasse 65, 88397 Biberach an der Riss, Federal Republic of Germany

                                    (hereinafter referred to as "BI PHARMA KG").

WITNESSETH

WHEREAS the parties have previously entered into the Contract Research and Development Agreement (as such term is defined below) regarding the research and development of a method to produce ANTI B1 in a commercial scale; and

WHEREAS BI PHARMA KG has developed and is the owner of the Process, and

WHEREAS COULTER has all rights to the Product, and

WHEREAS COULTER wishes BI PHARMA KG, and BI PHARMA KG agrees, to manufacture and supply COULTER with Product for commercial use, manufactured in accordance with the Process.

NOW THEREFORE, the parties hereto agree as follows:

1.   DEFINITIONS

In this Agreement the following terms shall have the meanings indicated:

1.1 "ANTI B1" means the murine antibody directed against B-cells expressing the B-lymphoma phenotype.

1.2 "BI PHARMA KG Confidential Information" means all technical and other information relating to the Process and to BI PHARMA KG's facilities and associated technologies, excluding the COULTER Confidential Information, that is disclosed or supplied to, or used





                                       1.

        on behalf of, COULTER by BI PHARMA KG pursuant to this Agreement or the Contract Research and Development Agreement, whether patented or unpatented, including without limitation, trade secrets, know-how, processes, concepts, experimental methods and results, business and scientific plans.

1.3 "BLA" means a Biologics License Application, as defined by the regulations promulgated under the FD&C Act and the PHS Act and any supplements thereunder, as amended from time to time.

1.4 "Bulk Product" means ANTI B1 which has been purified to a concentrated form and can be stored in a liquid or frozen form under appropriate conditions in accordance with the Specifications.

1.5 "Capacity" means BI PHARMA KG'S total production capacity per year based on the basic production assumptions (see APPENDIX 1) of [...***...] per run, reserved for manufacture of Bulk Product, Final Product and Finished Product in accordance with the Process. Capacity shall be sufficient to produce a maximum of [...***...] of Bulk Product per calendar year, unless otherwise jointly agreed upon by the parties. The Capacity shall be subject to an increase to [...***...] according to BI PHARMA's option as laid down in Article 3.1.4 below.

1.6 "Cell Line" means the novel and proprietary cell line [...***...] developed by COULTER and provided to BI PHARMA KG pursuant to the terms of the Contract Research and Development Agreement.

1.7 "Certificate of Analysis" shall mean a document describing testing methods and results, the accuracy of which has been certified by the issuing party.

1.8 "Certificate of Compliance" shall mean a document (a) listing the expiration date and quantity of a particular batch of Bulk Product, Final Product and/or Finished Product, (b) certifying that such batch was manufactured in accordance with all Specifications, GMP, the BLA/EMEA dossier for the Product (as applicable), and (c) certifying that such batch is acceptable for manufacturer release. The agreed upon format is attached hereto as APPENDIX 6.

1.9 "Compliance Policy of BI PHARMA KG for Biopharmaceutical Contract Manufacturing for the U.S." means BI PHARMA KG's guidelines and procedures for Product quality and Product release as set forth in APPENDIX 7.

1.10 "Contract Research and Development Agreement" means the agreement between COULTER and Dr. Karl Thomae GmbH dated October 22, 1997 regarding the development of the Process, which agreement was assigned to Bl Pharma KG as of 01.01.1998.

1.11 "COULTER Confidential Information" means the Cell Line, Product and all technical and other information relating thereto, excluding BI PHARMA KG's Confidential Information, that is disclosed or supplied to BI PHARMA KG by COULTER pursuant to this Agreement or the Contract Research and Development Agreement, whether patented or unpatented, including, without limitation, trade secrets, know-how, processes, concepts, experimental methods and results, business and scientific plans.

1.12 "FDA" means the United States Food and Drug Administration and any successor thereto.



*CONFIDENTIAL TREATMENT REQUESTED



                                       2.

1.13 "FD&C Act" means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.14 "Final Product" means Bulk Product that has been processed, compounded and formulated and placed in unlabeled final containers.

1.15 "Finished Product" means Final Product that has been labeled with commercial labels affixed to the final containers and packaged under appropriate conditions and is ready for shipment to COULTER or its designees.

1.16 "GMP" means the current regulatory requirements for good manufacturing practices promulgated by the FDA under the FD&C Act, 21 C. F. R. et seq and 21 C. F. R. Section 600-610, as applicable.

1.17    "Manufacturing Project Manager" shall have the meaning as specified in
        Article 2.1 hereof.

1.18    "Manufacturing Project Team" shall have the meaning as specified in
        Article 2.2 hereof.

1.19 "Process" means BI PHARMA KG's generic process for manufacturing Bulk Product, Final Product and Finished Product, which has been adapted to Product-requirements and agreed by the parties before producing Product under this Agreement.

1.20 "Process [...***...] Agreement" means that agreement as further described in Article 4.4 hereof.

1.21 "Product" means any product containing non-radiolabeled ANTI B1 as its sole or combined active ingredient and produced according to the Process whether as Bulk Product, Final Product or Finished Product.

1.22 "Product Price" means BI PHARMA KG's prices for Bulk Product, Final Product and/or Finished Product (as the case may be) to be calculated on the basis of the basic production assumptions set forth in APPENDIX 1.

1.23    "Project" means the activities performed under this Agreement.

1.24 "Specifications" means the specifications for Bulk Product, Final Product and Finished Product as applicable and the respective test methods attached hereto as APPENDIX 3 on the basis of the specifications provided by COULTER.

        Such Specifications may be amended from time to time by mutual agreement of COULTER and BI PHARMA KG according to further development of the Process and Product (e.g. according to the results of the Process [...***...] Agreement). The Specifications may vary from country to country as agreed upon by the parties.

2.      COOPERATION BETWEEN THE PARTIES / PROJECT TEAM

2.1     DESIGNATION OF MANUFACTURING PROJECT MANAGER

        Promptly after the Effective Date, BI PHARMA KG and COULTER shall each identify a Manufacturing Project Manager who will be responsible exclusively for communicating all instructions and information concerning the Project to the other party.



*CONFIDENTIAL TREATMENT REQUESTED



                                       3.

        Each Manufacturing Project Manager will be available on an agreed upon [...***...] basis for consultation (e.g. face to face meetings, telephone-conference, videoconference) at [...***...] times during the course of the Project. In the absence of the Manufacturing Project Manager of a party, a substitute shall be appointed by such party in due time.

        Additional modes or methods of communication and decision making may be implemented with the mutual consent of each party.

2.2     MANUFACTURING PROJECT TEAM

        Promptly after the Effective Date, BI PHARMA KG and COULTER shall each name representatives to a Manufacturing Project Team which shall consist of knowledgeable specialists in appropriate disciplines who shall be responsible for overseeing all activities of the parties under this Agreement.

        During the term of this Agreement, the Manufacturing Project Team shall meet [...***...] in a face to face meeting, for the purpose of communicating updates and providing a forum for decision making and rapid resolution of issues arising under this Agreement. Additional meetings (if required) of the Manufacturing Project Team may be conducted by telephone-conference, videoconference and/or face to face meetings.

        Meeting minutes shall be prepared jointly by the Manufacturing Project Team to record all issues discussed and decisions made. The present list of the members of the Manufacturing Project Team is attached hereto as APPENDIX 4.

        The members of the Manufacturing Project Team may be changed from time to time as appropriate.

2.3     COOPERATION.

        In the course of the Project, BI PHARMA KG will at all times take into consideration and implement the recommendations of COULTER as long as they do not adversely affect BI PHARMA KG's ability to perform other BI PHARMA KG biotech operations and are agreed upon by the Manufacturing Project Team. In the absence of explicit instructions from COULTER, BI PHARMA KG shall be entitled to employ its reasonable judgment in carrying out the Project consistent with BI PHARMA KG's overall obligations under this Agreement and consistent with the BLA and the EMEA application.

2.4     FDA OR OTHER AUTHORITIES INTERACTION.

        BI PHARMA KG has the express right to send representatives to any meeting of or on behalf of COULTER with the FDA for discussions (regarding the CMC-part of BLA) involving the Product or BI PHARMA KG's facilities. BI PHARMA KG shall have reasonable advance notice, if possible, of at least 30 (thirty) days before any meeting scheduled with the FDA. Any FDA and EMEA correspondence regarding the Product or facilities shall be approved by BI PHARMA KG prior to submission, such approval not to be unreasonably withheld.

2.5     ACCESS TO FACILITIES.



*CONFIDENTIAL TREATMENT REQUESTED



                                       4.

        BI PHARMA KG shall permit COULTER and its representatives or consultants, upon reasonable prior notice to BI PHARMA KG, to audit and to review the originals of all batch records and other primary documents at its facilities [...***...] as set forth in APPENDIX 7.

        While at any facility, the respective COULTER personnel and its representatives or consultants shall comply with all security and safety policies and procedures of the facility owner.

3.      SUPPLY

3.1     SUPPLY / PURCHASE OBLIGATIONS

3.1.1 Provided the Product is approved by the FDA to be biologically equivalent to Anti-B1 product produced by Lonza, BI PHARMA KG will manufacture and supply Product to COULTER [...***...] (where and as approved by appropriate regulatory authorities) during the full term of this Agreement. COULTER agrees to use all commercially reasonable efforts to secure such approval by the FDA and other appropriate regulatory authorities.

        In case the Product is not approved by the FDA to be biologically equivalent COULTER shall use all commercially reasonable efforts (including if necessary a clinical study required by the FDA) to apply for a BLA in order to qualify the BI PHARMA KG Product to be equivalent. With respect to manufacturing issues BI PHARMA KG shall use all commercially reasonable efforts to secure biological equivalence of the Product on the basis of the Process. In this case [...***...] shall be valid as of the time FDA approval of equivalence has been made.

        Except as set forth in Articles 3.1.2, 3.1.3 and 3.2.2 below and provided, the parties execute a Process [...***...] Agreement, COULTER will purchase and [...***...] to purchase [...***...] of Product from BI PHARMA KG throughout the world for the period of this Agreement provided, however, COULTER may, after agreement with BI PHARMA KG which shall not be unreasonably withheld, enter into an agreement with [...***...] to have such [...***...].

        COULTER will collaborate with BI PHARMA KG as appropriate, with respect to the manufacturing and control section of each regulatory filing in determining the detailed regulatory filing strategy. The parties agree to a single BLA, unless mutually agreed upon otherwise. Further the parties agree to cooperate in seeking regulatory approval from the appropriate regulatory authorities in the US and with EMEA.

3.1.2 In case BI PHARMA KG is not able, despite its reasonable efforts to supply [...***...] according to the forecast system set forth in Article
        3.3 below and within its respective Capacity, then COULTER shall have the right to establish and maintain [...***...] for additional material.

3.1.3 Notwithstanding anything in this Agreement, COULTER shall [...***...] to have [...***...] for [...***...] of [...***...] to be [...***...] for a
        [...***...].

        In case registration of BI PHARMA KG as manufacturer of Product at the FDA has [...***...], the [...***...] of COULTER shall [...***...] to
        [...***...] for [...***...] the respective [...***...].

        In case COULTER [...***...] COULTER shall use all commercially reasonable efforts to ensure that and be solely responsible for a [...***...] of BI



*CONFIDENTIAL TREATMENT REQUESTED



                                       5.

        PHARMA KG Product [....***....] containing ANTI
        B1 from one source with respect to treatment of an individual patient (i. e., [...***...] of product per patient).

        COULTER shall indemnify and hold harmless BI PHARMA KG from any and all damages resulting from such [...***...].

3.1.4 Subject to Article 3.2 below BI PHARMA KG undertakes to use all commercially reasonable efforts to supply COULTER with the quantities of Product ordered by COULTER according to Article 3.3 below within the Capacity.

        BI PHARMA KG shall use reasonable efforts to manufacture and deliver to COULTER all quantities of the Product beyond the binding forecasts within its Capacity.

        BI PHARMA KG shall have the option to increase the Capacity up to [...***...] (taking effect [...***...]) by giving written notice to COULTER not later than [...***...]. This option is subject to COULTER's agreement in case the forecasts laid down in Appendix 5 hereto (for the entire world) are decreased by COULTER before [...***...] by more than [...***...] for the [...***...] and the following year.

3.1.5 If there is any loss of Product because of reasons which are out of the reasonable control of the parties, then BI PHARMA KG shall use all commercially reasonable efforts to manufacture within its Capacity the missing quantities of Product at COULTER's cost.

        The Product Price shall be according to the scheme laid down in APPENDIX 1 (the quantity of lost Product not to be added to the quantity per year).

3.1.6 All manufacture of Product hereunder will be made in accordance with the Process, GMP, BLA and EMEA requirements and will be delivered in agreed form suitably packed as specified in the Specifications.

3.2     PRODUCTION FACILITY

3.2.1 All quantities of Product will be produced in a BI PHARMA KG production facility that has received regulatory approval by the FDA and EMEA for commercial scale production and deliveries. BI PHARMA KG shall take all commercially reasonable efforts to secure approval of BI PHARMA KG's production facility by the FDA and the EMEA and BI PHARMA KG's obligations under Article 3.1 above are subject to such approval as the case may be.

        BI PHARMA KG will not contract out to a third party any part of the manufacturing or the testing of Product without prior written approval from COULTER which shall not be unreasonably withheld.

3.2.2 To the extent that COULTER requests that BI PHARMA KG participate in securing regulatory approval of the manufactured Product in other countries, then BI PHARMA KG shall seek regulatory approval of its production facility unless such approval would require significant change in the production facility and/or the respective SOP's used in the manufacture of the Product.

        COULTER shall pay any additional costs for such approval, subject to COULTER's prior written approval.



*CONFIDENTIAL TREATMENT REQUESTED



                                       6.

        If significant changes to the production facility are required by the respective authority and if BI PHARMA KG does not agree to make such changes at COULTER's expense, then COULTER shall have the right to [...***...].

        No changes relating to the Process shall be made without the prior written consent of COULTER, such consent not to be unreasonably withheld or delayed.

3.3     ROLLING PRODUCTION FORECASTS

3.3.1 Beginning as of [...***...] and the [...***...] COULTER will provide BI PHARMA KG with a [...***...] Product forecast planning horizon for Bulk Product or an update thereof. The planning horizon shall start the first day of the [...***...] which shall be [...***...] or an [...***...]
        thereof.

        The forecasts for the [...***...] of the planning horizon [...***...] have to be given as Final Product forms [...***...] and/or Bulk Product for the remaining forecast period.

3.3.2 The forecast for [...***...] are firm orders and cannot be changed. This forecast has to be broken down to single months.

        The forecast for [...***...] is a partly binding forecast which means that the forecast can fully be changed within this period as follows:

        the forecast may be increased within the Capacity, but is limited to the following restrictions when decreased:

        [...***...]
        [...***...]

        The forecast for [...***...] is a non-binding forecast.

        The forecasts for [...***...] of the planning horizon have to be broken down quarterly.

        The rolling forecast system (including firm orders) for Bulk Product and Final Product are laid down in APPENDICES 2 a/b.

3.3.3 Whilst the rolling forecast system is not applicable (see Article 3.3.1 above) COULTER shall place all requirements for Bulk Product and Final Product as firm orders.

3.4     [...***...] QUANtity

        Beginning [...***...] for each calendar year during which Finished Product is approved for commercial sale in the United States for the entirety of such year, the [...***...] of Bulk Product to be bought by COULTER [...***...] shall be [...***...]. If the [...***...] the
        [...***...] of Bulk Product BI PHARMA KG will [...***...] according to
        Article 8.2 below.

3.5     DELIVERY / RISK OF LOSS

3.5.1 BI PHARMA KG shall make deliveries by the 10th day of the month for which a firm purchase order is made unless mutually agreed upon otherwise.



*CONFIDENTIAL TREATMENT REQUESTED



                                       7.

        BI PHARMA KG shall deliver or arrange for the delivery of the Product purchased by COULTER to a carrier designated by COULTER on the basis of EXW BI PHARMA KG's plant in Biberach, in accordance with Incoterms 1990 as published by the International Chamber of Commerce.

3.5.2 Title to the Product sold hereunder shall pass to COULTER upon payment of invoices for Bulk Product by COULTER to BI PHARMA KG pursuant to
        Article 8.3.2 hereto. In the event, that BI PHARMA KG maintains inventory of Bulk Product ("Inventory") at a BI PHARMA KG facility after COULTER has been invoiced and has paid for such Bulk Product, BI PHARMA KG shall maintain such Inventory in appropriate storage conditions for Bulk Product as set forth under the BLA for Product and as laid down in the Specifications regarding shelf-life.

        After establishing the mutually agreed stability program BI PHARMA KG shall be [...***...] as a result of damage that occurs prior to the expiration of the shelf-life of such Inventory while such Inventory is being stored by BI PHARMA KG. BI PHARMA KG [...***...], if applicable, for [...***...] as a result of damage described in the preceding sentence [...***...]. BI PHARMA KG's liability as to risk of loss or damage during transportation of Product shall cease upon delivery of the Product in good condition to the carrier designated by COULTER at BI PHARMA KG's plant in Biberach for shipment to COULTER's designee.

3.6     SUPERIORITY

        No provision on COULTER's purchase order forms or in BI PHARMA KG's General Conditions of Sale which may purport to impose different conditions upon COULTER or BI PHARMA KG, nor any other modification of this Agreement, will be of any force and effect, unless in writing and signed by both parties claimed to be bound thereby. In the event of any inconsistencies, the terms of this Agreement shall govern.

4.      RECORDS / DOCUMENTATION

4.1     RECORDS

        BI PHARMA KG shall maintain all records necessary to evidence compliance with all its obligations under this Agreement and relating to the manufacture of the Product. All such records shall be maintained for a period of not less than 3 (three) years from the date of expiration of each batch of Product to which such records pertain, or such longer period as may be required by law, rule, or regulation.

        Prior to the destruction of any record, BI PHARMA KG shall give written notice to COULTER which shall have the right to request, receive and retain such records with no further compensation to BI PHARMA KG.

4.2     DOCUMENTATION

        BI PHARMA KG shall certify in writing, that each shipment lot of Product, was produced and tested in compliance with (i) the Specifications (including the respective test methods), (ii) GMP requirements, (iii) all other applicable regulatory documents filed with the BLA and the European regulatory filings with the EMEA, if any, in accordance with procedures agreed between BI PHARMA KG and COULTER. BI PHARMA KG shall provide COULTER upon



                                       8.

        request with a copy of the master batch records in English as submitted with the BLA and one copy of one executed German-language batch record of one representative lot.

        A Certificate of Analysis appropriately signed and a Certificate of Compliance appropriately signed by BI PHARMA KG's quality assurance representative, as are necessary to demonstrate BI PHARMA KG's compliance with this Article 4.2 for each shipment lot, shall be provided to COULTER with each shipment lot from BI PHARMA KG's manufacture site.

        During the [..***..] audit according to Article 2.5 above, BI PHARMA KG shall provide to COULTER access to all documentation relating to facilities, equipment and the Process required to enable COULTER to evaluate BI PHARMA KG's compliance with GMP and the BLA, and the respective regulatory filing with the EMEA in the manufacture of the Product.

4.3     ADDITIONAL WORK.

        On request of COULTER, BI PHARMA KG shall perform additional work not currently covered by existing agreements between the parties to sustain the progress of the Project on conditions in terms of money, time and scope to be subject to mutual agreement of the parties hereto.

4.4     PROCESS [...***...] AGREEMENT

        BI PHARMA KG and COULTER will negotiate in good faith a Process [...***...] Agreement, subject to mutual agreement of the parties hereto on conditions to be reasonably agreeable (with regard to timing, capacity, cost) relating to the performance of additional work to sustain the progress of the Project. Such Process [...***...] Agreement shall include, but not be limited to provisions and terms relating to [...***...], and other [...***...], however the parties agree that a positive outcome can't be guaranteed.

5.      QUALITY / INSPECTION OF PRODUCT / DEFECTIVE PRODUCT

5.1     TESTS OF THE PRODUCT AND AGREED UPON AUDITS

        COULTER shall have the right to carry out agreed upon customary tests of the Product and agreed upon annual audits (not to exceed [...***...]) at reasonable times, of the premises and facilities where BI PHARMA KG performs work under this Agreement, and of the premises where it stores raw materials, auxiliary materials, intermediates, packing materials for the Product and the Product itself. The agreed upon tests of the Product shall be included in APPENDIX 3 hereto.

5.2     LOT NUMBERING

        BI PHARMA KG shall be responsible for lot numbering of Bulk Product, using BI PHARMA KG's lot number system. BI PHARMA KG shall be responsible for lot numbering of all Final Product and Finished Product using BI PHARMA KG's lot numbers and lot numbering system.

        All details of lot numbering will be provided by BI PHARMA KG to COULTER as needed. COULTER's lot number will also be included as needed.



*CONFIDENTIAL TREATMENT REQUESTED



                                       9.

5.3     QUALITY CONTROL PROGRAM

        BI PHARMA KG shall maintain a quality control program consistent with GMP and as agreed by the parties, with respect to BI PHARMA KG's manufacture of the Product hereunder.

5.4     PRODUCT RELEASE AND QUALITY MANAGEMENT POLICY

        BI PHARMA KG shall be responsible for manufacturer release of Bulk Product, Final Product and Finished Product according to APPENDIX 3. Final release shall be made by and in the responsibility of COULTER, subject to the Compliance Policy of BI PHARMA KG for Biopharmaceutical Contract Manufacturing for the U.S. as described in APPENDIX 7.

5.5     RETENTION OF SAMPLES

        BI PHARMA KG shall retain a sufficient quantity of Product from each batch to perform [...***...] quality control tests as described IN APPENDIX 3. Retained repository samples shall be maintained in a suitable storage facility for a period of [...***...] from the date of expiration of each batch of the Product. All such samples shall be available for inspection and testing by COULTER or, at COULTER's request, COULTER's designee at reasonable times and upon reasonable notice.

        BI PHARMA KG shall not use these samples except for the purposes of this Agreement.

5.6     COMPLAINTS AND ADVERSE REACTIONS

        BI PHARMA KG shall notify COULTER immediately by telephone and not later than 5 (five) working days in writing after receipt by BI PHARMA KG's quality assurance department of any and all complaints, adverse reaction reports, safety issues or toxicity issues relating to Product (each an "Adverse Event Report"), regardless of the origin of such information, BI PHARMA KG shall advise COULTER of such Adverse Event Report.

        COULTER shall be responsible for adverse event notification to the respective regulatory authorities regarding all such Adverse Event Reports.

        COULTER's obligation to notify BI PHARMA KG immediately by telephone and no later than 5 (five) working days in writing of such Adverse Event Reports of which COULTER becomes aware shall extend only to those that may have relevance to the manufacturing and supply activities conducted by BI PHARMA KG.

        The parties agree to cooperate with each other and any regulatory authority in evaluating any Adverse Event Reports related to the manufacture and supply of the Product.

5.7     RECALLS ETC.

        COULTER shall notify BI PHARMA KG immediately by telephone and within 5
        (five) working days in writing if any Product is the subject of a field alert, recall, market withdrawal or correction, and COULTER and/or its designee shall have sole responsibility for the handling and disposition of such field alert, recall, market withdrawal or correction.



*CONFIDENTIAL TREATMENT REQUESTED



                                      10.

        BI PHARMA KG shall notify COULTER immediately by telephone and within 5
        (five) working days in writing of any information of which it becomes aware which might reasonably be expected to require a field alert, recall, market withdrawal or correction relating to any Product and COULTER and/or its designee shall have sole responsibility for the handling and disposition of such field alert, recall, market withdrawal or correction.

        [...***...] shall bear the costs of all field alerts, recalls, market withdrawals or corrections of Product unless otherwise provided for in
        Article 6 hereof.

        [...***...] shall solely bear the direct costs incurred in connection with any such recall and [...***...] for any direct and reasonable costs incurred by [...***...] in cases where such recall was caused by [...***...] due to [...***...].

5.8     GOVERNMENTAL CONTACTS

        COULTER will notify BI PHARMA KG in due time but in no event later than 5 (five) working days of any governmental contact with regard to manufacture, supply and quality control of the Product manufactured at BI PHARMA KG and, at COULTER's discretion, regarding all other Product and BI PHARMA KG shall have the right but not the obligation to participate in such meetings relating to BI PHARMA KG manufacturing and testing of the Product and approve such filings prior to submission.

        BI PHARMA KG will be responsible for any reporting of matters regarding the manufacture of Product to the FDA and EMEA in accordance with pertinent laws and regulations of the respective countries, and will keep Coulter informed and provide COULTER with a copy of such reports not later than the time they are filed.

        BI PHARMA KG shall be responsible for handling and responding to any appropriate German governmental agency or other regulatory authorities inspections with respect to the manufacturing of the Product. BI PHARMA KG shall provide to COULTER any information reasonably requested by COULTER and all information correspondence and reports prepared by any governmental agency or by BI PHARMA KG in connection with the Product.

        BI PHARMA KG shall advise COULTER in due time of any requests by any governmental agency for such inspections and shall - at its sole discretion -permit COULTER or its representative to attend such inspections/audits concerning the Product. Notwithstanding anything in this Article 5.8 COULTER shall be permitted to be onsite at BI PHARMA KG for Product specific briefings and debriefings of the audit, if any.

5.9     DEFECTIVE PRODUCT (INCLUDING LOSS AND INACCURATE QUANTITY)

5.9.1 Claims on account of quantity, quality (i.e. compliance with Specifications), loss or damages to the Product shall be made by COULTER in writing within [...***...] following receipt thereof, and BI PHARMA KG's liability for damages resulting therefrom shall [...****...] for the particular shipment with respect to which such claims are made. No Product will be returned to BI PHARMA KG without BI PHARMA KG's written permission.

5.9.2 If COULTER claims that any shipment of Product did not at time of delivery meet the Specifications, BI PHARMA KG shall conduct an assay of its retained sample from such shipment. If BI PHARMA KG agrees with COULTER's claim or if the Third Party Firm (as



*CONFIDENTIAL TREATMENT REQUESTED



                                      11.

        defined in Article 5.9.3 below) agrees with COULTER's claim and if BI PHARMA KG has Product in existing stock, BI PHARMA KG shall replace such shipment of Product [...***...] of COULTER's notice or the Third Party Firm's determination. If BI PHARMA KG agrees with COULTER's claim or the Third Party Firm agrees with COULTER's claim but BI PHARMA KG does not have Product in existing stock, then at COULTER's option, BI PHARMA KG shall [...***...].

        BI PHARMA KG shall give COULTER written instructions as to how COULTER should, at BI PHARMA KG's expense, either dispose of the non-conforming material or return it to BI PHARMA KG, and such instructions shall comply with all appropriate governmental requirements.

5.9.3 If the parties are unable to resolve their differences, then either party may refer the matter to an independent specialized firm of international reputation agreeable to both parties (the "Third Party Firm") for final analysis, which shall be binding on both parties hereto. An additional set of quality control samples will be generated to ensure that 2 (two) full sets of retention samples are available should the lot be released.

        Any dispute resolution shall not release BI PHARMA KG from its obligation to manufacture the required quantities of Product according to the rolling forecast system and the Capacity.

5.10 BI PHARMA KG certifies it has not knowingly and will not knowingly use in any capacity the services of any person, including any firm or individual, debarred or subject to debarrment under the United States Generic Drug Enforcement Act of 1992. BI PHARMA KG agrees to notify COULTER immediately in the event it becomes aware of any person providing services to BI PHARMA KG under the scope of the work of this Agreement who is debarred or becomes subject to debarrment.

6.      WARRANTY / LIMITATION / INDEMNIFICATION

6.1     WARRANT

        BI PHARMA KG warrants and represents that the Product to be supplied by BI PHARMA KG hereunder including any labeling and other packaging if any for such Product corresponds to the Specifications and shall be produced, handled, stored, labeled, packaged according to GMP standard, and all applicable laws and regulations of Germany, and has been produced consistent with the Process. The Product shall be delivered free and clear of liens and claims which affect title.

6.2     LIMITATION OF WARRANTY / LIABILITY

        Except as provided in Article 6.1 above BI PHARMA KG makes no warranty of any kind, express or implied. BI PHARMA KG shall be liable for [...***...] and, except for [...***...], BI PHARMA KG shall [...***...].

6.3     INDEMNIFICATION BY COULTER

        COULTER shall indemnify, defend and hold BI PHARMA KG, its affiliates, and their respective officers, employees and agents harmless from any damage, loss, cost or expense [...****...] relating to third party claims or suits, including injury to persons or damage to property arising from the packaging, use,


*CONFIDENTIAL TREATMENT REQUESTED



                                      12.

        marketing or sale of the Product by COULTER, or its licensees or other authorized persons or entities, which (i) [...***...], or (ii) [...***...] and provided that upon receipt of notice by BI PHARMA KG of any claims or suits relating to such use or sale of the Product.

        BI PHARMA KG shall notify COULTER thereof without delay and shall permit COULTER to handle such claims or suits at the cost and [...***...] including but not limited to defense, settlement and compromise thereof.

6.4     INDEMNIFICATION BY BI PHARMA KG

        To the extent provided for in this Article 6 BI PHARMA KG shall indemnify, defend and hold COULTER, its affiliates, licensee(s) and their respective officers, employees and agents harmless from any damage, loss, cost or expense [...***...] relating to third party claims or suits, including injury to persons or damage to property arising from BI PHARMA KG's activities under this Agreement which (i) [...***...]
        (ii) [...***...] and provided that [...***...] by COULTER of any claims or suits relating to such use or sale of the Product, COULTER shall notify BI PHARMA KG thereof without delay and shall permit BI PHARMA KG to handle such claims or suits at the cost and [...***...] including but not limited to defense, settlement and compromise thereof.

6.5     YEAR 2000

        BI PHARMA KG is currently working to ensure that the functionality and performance of the Biberach facility and the computer systems and computer programs which affect or may affect the manufacturing or testing of Product hereunder will not be affected by dates prior to, during and after the year 2000. BI PHARMA KG shall use all commercially reasonable efforts to ensure that it will be able to fulfill the firm orders within the Capacity under this Agreement prior to, during and after the year 2000.

6.6     [...***...] AMOUNT

        Except as set forth in Section 5.9, BI PHARMA KG's [...***...] under this Agreement shall [...***...] the [...***...] from [...***...] and/or
        COULTER's [...***...] of the respective calendar year.

7.      SUPPORT REGARDING POST LICENSING ISSUES

        BI PHARMA KG agrees to support COULTER and its licensee(s), if applicable, with regard to post licensing issues (e. g. possible registration issues in the various countries) on commercially reasonable conditions to be agreed upon, [...***...].

8.      PRICE AND PAYMENT

8.1     PRODUCT PRICE

        The Product Price for the Product shall be calculated according to the scheme laid down in APPENDIX 1.



*CONFIDENTIAL TREATMENT REQUESTED



                                      13.

8.2     SURCHARGE

        If COULTER elects not to order for purchase [...***...] of Product in a [...***...] (i.e. [...***...] are [...***...]) as set forth in Article
        3.4 above, COULTER shall [...***...] according to [...***...].

        In case BI PHARMA KG is not able to manufacture and supply for sale the [...***...] of Product in a given calendar year, then COULTER [...***...] according to the [...***...].

8.3     INVOICING AND PAYMENT CONDITIONS

8.3.1   INVOICING

        For Bulk Product, BI PHARMA KG will release (manufacturer release) Bulk Product, issue a Certificate of Analysis and send an invoice to COULTER. For sterile liquid fill services as described in APPENDIX 1, BI PHARMA KG will release (manufacturer release) Finished Product or Final Product, issue a Certificate of Analysis and send an invoice to COULTER.

8.3.2   PAYMENT

        Upon receipt of an invoice from BI PHARMA KG pursuant to Article 8.3.1 above by COULTER, COULTER will pay within [...***...]. The Product Price for Product delivered to COULTER or according to COULTER's instructions shall be payable by COULTER within 30 (thirty) days after deliver of Product to the respective party in DEM (Deutsche Mark) by wire transfer to an account to be nominated by BI PHARMA KG.

        The surcharge according to Article 8.2 above shall be payable within 30 (thirty) days after receipt of the respective invoice.

8.4     PRODUCT PRICE ADJUSTMENTS

8.4.1 The Product Price set forth in Article 8.1 above [...***...] will be [...***...] effective at [...***...] per year for [...***...]. BI PHARMA
        KG shall notify COULTER of any [...***...] prior to the date such [...***...] becomes effective.

8.4.2   In case any [...***...] (in terms of [...***...] or [...***...] for producing Bulk Product, Final Product and/or Finished Product) [...***...] in a given calendar year, which the requesting party must demonstrate, the parties shall agree upon the [...***...] based on good faith negotiations.

        This amount to be [...***...] respectively to [...***...] within [...***...] of agreement and [...***...]. Thereafter on [...***...].

8.4.3 In case that a change of the Process and/or of the Specifications influences the basic production assumptions set forth in Appendix 1 the Product Price shall be recalculated according to the scheme for determining the Product Price.

8.4.4 COULTER may elect whether the [...***...] according to Article 8.4.2 above is payable pursuant to a separate invoice or by [...***...] for Bulk Product, Final Product and/or Finished Product. If COULTER can demonstrate to BI PHARMA KG that any materials used for producing Bulk Product,



*CONFIDENTIAL TREATMENT REQUESTED



                                      14.

        Final Product and/or Finished Product can be [...***...]
        and [...***...] and on a regular basis than BI PHARMA KG's
        [...***...], then BI PHARMA KG shall accept[...***...] for purposes of Article 8.4. Such [...***...] must be available on a regular basis and the same quality as the materials used by BI PHARMA KG.

8.4.5 Changes of the Process and the Specifications due to the activities performed under the intended Process [...***...] Agreement may influence the Product Price and the parties shall negotiate in good faith a new Product Price.

8.4.6 The Product Price shall also be valid for any change in quantity during the respective firm order period. However a price recalculation shall take place if [...***...] will be [...***...] effective as agreed upon by the parties.

8.5     CURRENCY

        All payments will be made in DEM.

        "Deutsche Mark" or "DEM" means the lawful currency for the time being of Germany or, in case of the implementation of the European Monetary Union, the Euro on the basis of the official conversion rate.

8.6     EURO

        In the event the initial conversion to the Euro will result in a Product Price increase of [...***...] within [...***...] after that initial conversion, the parties will meet and negotiate in good faith a solution to the issue of a Product Price in crease due to such conversion.

9.      CONFIDENTIALITY

9.1     BI PHARMA KG

        BI PHARMA KG shall not disclose COULTER Confidential Information to any person other than its employees or employees of affiliated companies of the Boehringer Ingelheim group who have a need to know such information in order to perform their duties in carrying out the work hereunder and who have an obligation to maintain the confidentiality thereof under terms at least as stringent as those provided herein.

9.2     COULTER

        COULTER shall not disclose any BI PHARMA KG Confidential Information to any person other than

9.2.1 its employees or consultants who are bound by similar obligations of confidentiality and who have a need to know such information in order to provide direction to BI PHARMA KG or evaluate the results of the work, or COULTER's licensee(s), if applicable, solely for regulatory purposes and only if such licensee(s) have an obligation to maintain the confidentiality thereof under the terms at least as stringent as those provided herein, or

9.2.2 regulatory authorities, for example, the FDA or foreign equivalent, that require such information in order to review an IND, BLA or other regulatory filing. BI PHARMA KG will



*CONFIDENTIAL TREATMENT REQUESTED



                                      15.

        be informed and must agree prior to filing of any Bl PHARMA KG Confidential Information to regulatory authorities. In these cases where BI PHARMA KG restricts COULTER's ability to file BI PHARMA KG Confidential Information, BI PHARMA KG agrees to provide the Confidential Information directly to the regulatory authorities and will provide a letter of authorization for cross-reference to COULTER.

9.2.3 persons or entities that manufacture Product for COULTER after termination of this Agreement or during this Agreement as permitted herein and who have an obligation to maintain the confidentiality thereof under terms at least as stringent as those provided herein.

9.3     EXCEPTIONS

        The obligations of confidentiality applicable to COULTER Confidential Information and BI PHARMA KG Confidential Information shall not apply to any information that is:

        (1) known publicly or becomes known publicly through no fault of the recipient;

        (2) learned by the recipient from a third party entitled to disclose it;

        (3) developed by the recipient independently of information obtained from the disclosing party;

        (4) already known to the recipient before receipt from the disclosing party, as shown by its prior written records;

        (5) required to be disclosed by law, regulation or the order of a judicial or administrative authority; or

        (6) released with the prior written consent of the disclosing party.

9.4     OTHERS

        The obligations of both parties under this Article 9 shall expire ten
        (10) years after expiration or termination of this Agreement.

9.5     DISCLOSURE TO THE SECURITIES AND EXCHANGE COMMISSION

        In the event Securities and Exchange Commission ("SEC") rules or regulations require COULTER to disclose BI PHARMA KG's Confidential Information, COULTER shall provide to BI PHARMA KG a reasonable opportunity to comment on such disclosures and shall thereafter promptly inform BI PHARMA KG regarding any such disclosure.

10.     LICENSE

10.1    LICENSE TO USE OF COULTER CELL LINE AND INTELLECTUAL PROPERTY

        COULTER hereby grants BI PHARMA KG a [...***...] right and license to use the Cell Line and COULTER Confidential Information solely for the purposes of this Agreement.



*CONFIDENTIAL TREATMENT REQUESTED



                                      16.

10.2    LICENSE TO USE OF BI PHARMA KG'S INTELLECTUAL PROPERTY

        BI PHARMA KG hereby grants COULTER a [...***...] license, [...***...] under this Agreement in connection with the Cell Line, the Process and/or the Product, to use, sell, offer for sale and import Product.

        Except as provided for in Article 3.1 above this license shall extend to the Process for production of the Product after regular expiration of this Agreement only.

10.3    NO ADDITIONAL LICENSES

        Except as granted under this Agreement, no right or license, either express or implied, under any patent or proprietary right is granted hereunder by virtue of the disclosure of COULTER Confidential Information or BI PHARMA KG Confidential Information.

11.     TERM AND TERMINATION

11.1    TERM; EXTENSION

        This Agreement will come into force and effect as of the Effective Date, and shall remain valid until [...***...] (the "Initial Term").

        It will automatically extend for additional [...***...] year periods in the absence of a written notice of termination by one of the parties to the other.

        Such written notice shall be given no later than [...***...] years prior to the end of the Initial Term and/or any extension period.

11.2    EARLY TERMINATION

11.2.1 To the extent permitted by law, if either party shall become insolvent or shall make assignment for the benefit of creditors, or proceedings in voluntary bankruptcy shall be instituted on behalf of or against a party or a receiver or trustee of all, or substantially all of the property of a party shall be appointed, the other party shall be entitled to terminate this Agreement by giving written notice to this effect to the first party whereupon this Agreement shall so terminate, unless such situation is rectified within a period of 60 (sixty) days.

11.2.2 Either party may terminate this Agreement for any material breach of this Agreement, if such breach is not cured within 60 (sixty) days following receipt by the party committing the breach of written notice of the intent to terminate. Such termination shall become effective immediately upon further notice to the defaulting party.

11.2.3 This Agreement may be terminated by COULTER at any time if COULTER shall withdraw the Product from the US market. In this case COULTER will pay to BI PHARMA KG the Product Price for the firm ordered quantities (see
        Article 3.3 above) of the Product. Moreover, COULTER will pay to BI PHARMA KG [...***...] as follows: for the [...***...] (which is [...***...]) COULTER will pay [...***...] (according to [...***...])[...***...]

        [...***...]
        [...***...]



*CONFIDENTIAL TREATMENT REQUESTED



                                      17.

        These payments shall be due [...***...] after receipt by BI PHARMA KG of the notice of premature termination from COULTER and receipt by COULTER of the respective invoice from BI PHARMA KG.

11.2.4 COULTER shall have the right to terminate this Agreement upon the date when [...***...] increases to [...***...] according to APPENDIX 1.

11.3    INTRODUCTION OF THE EURO

        The introduction of the Euro as the legal currency or legal tender in Germany (see Articles 8.5 and 8.6 above) shall in no way affect the validity of this Agreement and shall not entitle any party hereto to terminate, or to require any amendment to, this Agreement.

11.4    EFFECT OF TERMINATION

        Upon the expiration or termination of this Agreement:

11.4.1 At the request of COULTER, BI PHARMA KG shall either destroy the Cell Line as well as the material derived from its culture or deliver the same to COULTER or a party nominated by COULTER [...***...] and shall promptly return all COULTER Confidential Information to COULTER; except for a single copy and/or sample of each material for documentation purposes only. BI PHARMA KG'S responsibility to keep and store the Cell Line and any other materials shall terminate six (6) months after expiration or termination of this Agreement and

11.4.2 COULTER shall promptly return all BI PHARMA KG Confidential Information to BI PHARMA KG, except for a single copy and/or sample for documentation purposes only.

        The respective rights of BI PHARMA KG and COULTER to indemnification as set forth in Article 6 hereof and Articles 4.1 and 5.5 shall survive termination of this Agreement with respect to any claims that relate to or derive from the Project, or any acts or failures to act, of either BI PHARMA KG or COULTER in connection with the Project that occur prior to termination. Article 9 shall survive termination of this Agreement as laid down herein.

12.     MISCELLANEOUS

12.1    FORCE MAJEURE.

        Neither party shall be in breach of this Agreement if there is any failure of performance under this Agreement occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature or any other reason beyond the control of either party. In the event the Force Majeure lasts 1 (one) year, the other party may terminate this Agreement.

12.2    PUBLICITY.

        Except as required by law, no press release or other form of publicity regarding the work performed hereunder or this Agreement shall be permitted by either party to be published unless both parties have indicated their consent to the form of the release in writing.



*CONFIDENTIAL TREATMENT REQUESTED



                                      18.

12.3    NOTICES.

        Any notice required or permitted to be given hereunder by either party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid or (iii) delivered by facsimile with immediate telephonic confirmation of receipt, to the addresses or facsimile numbers set forth below:

        If to BI PHARMA KG:   Boehringer Ingelheim Pharma KG
                              Birkendorfer Strasse 65
                              88397 Biberach an der Riss
                              Federal Republic of Germany
                              Attention:     Dr. Wolfram Carius
                                             (cc: Dr. Wolfgang Noe)
                              Fax:   ++49 73 51/54-4862
                              Phone: ++49 73 51/54-5134

          If to COULTER:      Coulter Pharmaceutical Inc.
                              550 California Avenue, Suite 200
                              Palo Alto, California 94306-1440
                              U.S.A.,
                              Attention:     Vice President, Manufacturing
                                     (cc: Chief Financial Officer
                              Fax:           001-650-849-7500
                              Phone: 001-650-849-7530

        Each notice shall be deemed given (i) on the date it is received if it is delivered personally, (ii) one (1) day after the date it is postmarked if it is sent by certified United States mail, return receipt requested, postage prepaid or (iii) on the date it is received if it is sent by facsimile with immediate telephonic confirmation of receipt.

12.4    APPLICABLE LAW/JURISDICTION

        This Agreement shall be governed by and construed in accordance with the laws of the place of domicile of the party sued and the courts of the place of domicile of the party sued shall have exclusive jurisdiction over all legal matters and proceedings hereunder.

12.5    COMPLIANCE WITH LAWS

        BI PHARMA KG shall perform the work hereunder in conformance with GMP, as applicable, and all German and/or European Economic Community (EEC) laws, ordinances and governmental rules or regulations pertaining thereto.

12.6    INDEPENDENT CONTRACTORS

        Each of the parties hereto is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venture, nor of principal and agent between the parties hereto. Neither party shall hold itself out to third persons as purporting to act on behalf of, or serving as the agent of, the other party.

12.7    WAIVER

        No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or



                                      19.

        continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

12.8    SEVERABILITY

        If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect.

        The parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic, legal and commercial objectives of the invalid or unenforceable provision.

12.9    ENTIRETY

        This Agreement, including any exhibits and appendices attached hereto and referenced herein, constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement, and no terms, conditions, understandings or agreements purporting to modify or vary the terms thereof shall be binding unless they are hereafter made in writing and signed by both parties.

12.10   ASSIGNMENT

        This Agreement shall be binding upon the successors and assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either party, except as BI PHARMA KG may assign this Agreement to an affiliated company taking over the operative biotech business of BI PHARMA KG and COULTER may assign in the case of a merger or acquisition or transfer of its assets related to this Agreement.


                                      20.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

COULTER PHARMACEUTICAL, INC.                      BOEHRINGER INGELHEIM PHARMA KG
                                PPA.                             PPA.
/s/ WILLIAM G. HARRIS           /s/ DR. WOLFRAM CARIUS           /s/ PROF. ROLF WERNER
----------------------------    ----------------------------     -------------------------------
Vice President and CFO          Dr. Wolfram Carius              Prof. Rolf Werner
                                (Head of Biopharmaceutical      (Head of Industrial
                                Manufacture)                    Biopharmaceuticals world-wide)


 Appendix 1:   Product Price and Basic Production Assumptions
 Appendix 2 a: Firm Orders (preapproval phase)
 Appendix 2 b: Rolling Forecast (post approval phase)
 Appendix 3:   Specifications for Product
 Appendix 4:   Manufacturing Project Managers and Manufacturing Project Team
               Members
 Appendix 5:   Manufacturing Forecast
 Appendix 6:   Certificate of Compliance
 Appendix 7:   Compliance Policy of BI PHARMA KG for Biopharmaceutical Contract
               Manufacturing for the U.S.


                                      21.

                                                            Boehringer Ingelheim

                                                                      APPENDIX 7

                      COMPLIANCE POLICY OF BI PHARMA KG FOR
               BIOPHARMACEUTICAL CONTRACT MANUFACTURING FOR THE US

Goal:

To define BI policy for establishing compliance oversight for contract manufacturing of products were the third party is the owner of a product for marketing in the United States of America.

Several measures are offered by BI to a third party in order to establish compliance oversight of the license holder over its product manufactured at BI:

1.0     CONTRACT
        The basic GMP Compliance aspects are laid down in a written contract between the parties (license holder and BI).

2.0     AUDITS
        The license holder has the right to conduct annual audits at the facilities of BI to inspect GMP-status of the facility with respect to its product. BI is committed to resolve relevant GMP- deficiencies observed by the license holder or is consultants.

 3.0    DOCUMENT CONTROL/APPROVAL

        3.1    Master Batch Records

               The license holder has to approve the master batch records for commercial production of its product. All changes of the batch records which impact regulatory filings identified by BI QA require written approval of the license holder prior to revision of the batch records and implementation of the changes.

        3.2    Testing Records

               The license holder has to approve the product specific testing records for manufacturer release testing of its product. All changes of the records which impact regulatory filings identified by BI QA require written approval of the license holder prior to revision of the document.

        3.3    Process and Method Validation

               The license holder has to approve the validation for process and method validation.


                                      22.

                                                                      Appendix 6

                                                            Boehringer Ingelheim

                            CERTIFICATE OF COMPLIANCE

                                                                     Page 1 of 1

PRODUCT:

Lot No.:

MANUFACTURING DATE:

EXPIRATION DATE:

It is hereby certified that all manufacturing documents including batch manufacturing records and in-process control sheets have been inspected and found to be in compliance with current specifications and that the analyses carried out in our control laboratory have revealed the results of the attached analytical certificates and are in compliance with current specifications.

If occurred, deviations during manufacturing and testing of the product are documented in the batch manufacturing and testing records and have been assessed and found to be acceptable.

The batch was manufactured in accordance with cGMP's and with the product's.

The lot is approved and released.

BOEHRINGER INGELHEIM PHARMA KG

QUALITY ASSURANCE

Signature:
          ------------------------

Date:
     -----------------------------
          (day/month/year)


                                      23.

                                                            Boehringer Ingelheim

4.0     PRODUCT RELEASE

        4.1    BI-Manufacturers release

               Bl certifies to the license holder that manufacturing and testing of a batch has been performed according cGMP and according the BLA. BI certifies the analytical results of a batch. BI provides a summary of all deviations which might have occurred during manufacturing and testing.

        4.2    Final product release

               The final release of product for marketing is the responsibility of the license holder.

5.0     FACILITY CHANGES

        BI notifies the license holder of significant facility changes.


                                      24.

                                                                      Appendix 5

Manufacturing Forecast for Coulter B 1 Therapy

                                      Years

[...***...]       [...***...]    [...***...]     [...***...]    [...***...]     [...***...]
US Demand         [...***...]    [...***...]     [...***...]    [...***...]     [...***...]
European Demand   [...***...]    [...***...]     [...***...]    [...***...]     [...***...]
Total Demand      [...***...]    [...***...]     [...***...]    [...***...]     [...***...]

 Assumes:
[...***...]
[...***...]













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                                                                      Appendix 4

                           MASTER-PROJECT PLAN: ANT-B1

                    COULTER PHARMACEUTICALS INC./B1 PHARMA KG

                       MANUFACTURING PROJECT MANAGERS AND
                       MANUFACTURING PROJECT TEAM MEMBERS



[...***...]



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                                      26.
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                                                                    Appendix 3.1

Product Specification                              Doc. Number: PSP/PCP XXXXX
ANTI-B1 ANTIBODY BULK                              Effective Date: DRAFT
Manufactured by BI Pharma KG                       Page Number: 1 of 3


PRODUCT DESCRIPTION

Purified Monoclonal Antibody Bulk directed against CD20 Antigen formulated in [...***...]

PART NUMBER:                    LOT NUMBER:            Storage Conditions [...***...]
MANUFACTURER: THOMAE            MANUFACTURE DATE       EXPIRATION DATE [...***...]
ATTRIBUTE                       TEST METHOD            Specification
Quality
[...***...]                     [...***...]            [...***...]

Identity
[...***...]                     [...***...]            [...***...]
[...***...]                     [...***...]            [...***...]
[...***...]                     [...***...]            [...***...]

Composition
[...***...]                     [...***...]            [...***...]

Purity
[...***...]                     [...***...]            [...***...]
[...***...]                     [...***...]            [...***...]
[...***...]                     [...***...]            [...***...]

Potency
[...***...]                       [...***...]                     [...***...]

Safety
[...***...]                     [...***...]            [...***...]
[...***...]                     [...***...]            [...***...]



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Appendix 3.1

FOR INFORMATION ONLY

ATTRIBUTE                                TEST METHOD                           SPECIFICATION
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]
[...***...]                              [...***...]                           [...***...]



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Appendix 3.2

FOR INFORMATION ONLY

ATTRIBUTE                         TEST METHOD                     SPECIFICATION
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                                                       [...***...]
[...***...]                       [...***...]                     [...***...]

 POTENCY
[...***...]               [...***...]             [...***...]

SAFETY
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]

[...***...]

Product Specification                                     Doc. Number PSP/PCA
ANTI-B1 ANTIBODY FINAL BAGGED PRODUCT                     XXXX
for further manufacturing                                 Effective Date: DRAFT
Manufactured by BI Pharma KG                              Page Number: 1 of 3

PRODUCT DESCRIPTION Purified
Monoclonal Antibody directed
against CD20 Antigen
formulated in [...***...]

PART NUMBER:                   LOT NUMBER:                 STORAGE CONDITIONS [...***...]
MANUFACTURER: THOMAE           MANUFACTURE DATE            EXPIRATION DATE [...***...]
ATTRIBUTE                      TEST METHOD                 SPECIFICATION
QUALITY
[...***...]                    [...***...]                 [...***...]
[...***...]                    [...***...]                 [...***...]

IDENTITY
[...***...]                     [...***...]                [...***...]
[...***...]                     [...***...]                [...***...]

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                                      29.
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
COMPOSITION
[...***...]                     [...***...]                [...***...]
[...***...]                     [...***...]                [...***...]

PURITY
[...***...]                     [...***...]                [...***...]
[...***...]                     [...***...]                [...***...]
[...***...]                     [...***...]                [...***...]


Product Specification                                   Doc. Number: PSP/PCA
ANTI-BI ANTIBODY FINAL VIALED PRODUCT                   xxxx
Manufactured by BI Pharma KG                            Effective Date: DRAFT
                                                        Page Number; 1 of 2

PRODUCT DESCRIPTION: Purified Monoclonal Antibody directed against CD20 Antigen formulated in

[...***...]

ATTRIBUTE         TEST METHOD                           SPECIFICATION

QUALITY
[...***...]       [...***...]                           [...***...]
[...***...]       [...***...]                           [...***...]

IDENTITY
[...***...]                    [...***...]              [...***...]
[...***...]                    [...***...]              [...***...]

COMPOSITION
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]

PURITY
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]


POTENCY
[...***...]                       [...***...]                     [...***...]

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                                      30.
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
SAFETY
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]
[...***...]                       [...***...]                     [...***...]

[...***...]

[...***...]

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Appendix 3.3

FOR INFORMATION ONLY
ATTRIBUTE                         TEST METHOD             SPECIFICATION
[...***...]                       [...***...]             [...***...]
[...***...]                       [...***...]             [...***...]
[...***...]                       [...***...]             [...***...]
[...***...]                       [...***...]             [...***...]

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Appendix 2a

             FIRM ORDER PLANNING SYSTEM OF ANTI-B1 COMMERCIAL SUPPLY
                                PRE FDA APPROVAL


Year          [......***.....]
[..........*******...........]

[...***...]

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                                      33.
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Appendix 2b

              ROLLING FORECAST PLANNING SYSTEM OF BULK PRODUCT AND
                     FINAL PRODUCT ANTI-B1 COMMERCIAL SUPPLY


1998                   1999                2000                    2001                 2002
IQ  IIQ  IIIQ  IVQ     IQ  IIQ IIIQ  IVQ   IQ   IIQ   IIIQ   IVQ   IQ  IIQ   IIIQ  IVQ  IQ  IIQ  IIIQ  IVQ


[...***...]



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Appendix 1 Page 1 of 2

Master Project plan : ANTI B1
       COULTER PHARMACEUTICAL BI Pharma KG

Basic Production Assumptions and Pricing System for
Commercial Supply

BASIC PRODUCTION ASSUMPTIONS OF BULK DRUG SUBSTANCE

Scale                                  [...***...]
Titer                                  [...***...]
Overall Yield                          [...***...]
Total amount per run                   [...***...]

PRICE [...***...]
 Quantity per year                 Price [...***...]
      [...***...]                        [...***...]
      [...***...]                        [...***...]
      [...***...]                        [...***...]
      [...***...]                        [...***...]
      [...***...]                        [...***...]

STERILE LIQUID FILL [...***...]
       Batch Size [...***...]
       Final Dosage [...***...]
       Fill Volume [...***...]
       Price [...***...]                                       [...***...]

STERILE LIQUID FILL [...***...]
       Batch Size [...***...]
       Final Dosage [...***...]
       Fill Volume [...***...]
       Price[...***...]                                        [...***...]

FILL [...***...]
       Bulk Drug Substance approximately [...***...]
       Fill Volume [...***...]
       Price [...***...]                                       [...***...]

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APPENDIX 1 PAGE 2 OF 2

Master Project plan : Anti B1
COULTER PHARMACEUTICAL / BI Pharma KG

Basic Production Assumptions and Pricing System for
Commercial Supply

S = SURCHARGE
The surcharge system is effective, [...***...]
If the annual placed firm order Quantity falls below [...***...], BI Pharma KG will charge
[...***...]
Calculated as follows:
[...***...]
[...***...]

Surcharge= [...***...]

PRICE CALCULATION FINAL PRODUCT

PB= Bulk Drug price [...***...]

[...***...]
Price = [...***...]

[...***...]
Price = [...***...]

BAG OR APPROPRIATE CONTAINER FILL
[...***...]
Price = [...***...]



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